UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 3, 2004

RAMCO-GERSHENSON PROPERTIES TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10093	13-6908486
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern highway, Suite 300, Farmington Hills, Michigan		48334
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-350-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On November 29, 2004, Ramco-Gershenson Properties, L.P. ("Ramco") the operating partnership of Ramco-Gershenson Properties Trust (the "Trust") and of which the Trust is the general partner, entered into Shopping Center Purchase Agreements (the "Purchase Agreements") with the sellers set forth below (the "Sellers") with respect to the acquisition by Ramco or affiliated entities of all of the membership interests in HS Holding Associates LLC and WC Holding Associates LLC (the "Interests"), the owners of two community shopping centers listed below:

Hunter’s Square (357,508 square feet) located in Farmington Hills, Michigan, and Winchester Center (313,543 square feet) located in Rochester Hills, Michigan.

Hunter’s Square Company, L.L.C. and Winchester Center, L.L.C. are the sellers of the Interests, respectively.

The aggregate purchase price for the Interests is to consist of a cash payment by Ramco to the Sellers of approximately $55.9 million and the assumption of existing debt of approximately $72.1 million in the aggregate.

The purchase of the Interests under the Purchase Agreements is subject to obtaining lender consents, completion of due diligence and satisfactory estoppel letters from tenants. In connection with the execution of the Purchase Agreements, Ramco paid a deposit of approximately $250,000 to the Sellers which will be applied to the purchase price. The Purchase Agreements contain customary representations and warranties and customary indemnification provisions.

There are no material relationships between Ramco and the Sellers. Ramco provides no assurance that it will complete the purchase of the Centers under the Purchase Agreements. Ramco may assign its rights to purchase the Interests to joint ventures in which Ramco may not own a majority of the ownership interest and which may be accounted for by the Trust under the equity method.

A copy of the press release issued by the Trust announcing the signing of the agreements is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed with this Form 8-K:

99.1 Press Release, dated December 3, 2004, issued by Ramco-Gershenson Properties Trust

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

December 3, 2004	By:	Dennis Gershenson

Name: Dennis Gershenson
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 3, 2004, issued by Ramco-Gershenson Properties Trust